SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2005

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2199
(State or other jurisdiction of incorporation)	(Commission File Number)

39-0126090
(I.R.S. Employer Identification No.)

5075 Westheimer, Suite 890
Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 - Results Of Operations And Financial Condition

Beginning on May 11, 2005, the Company has made a series of presentations to brokers and investors, and issued a copy of a Company Fact Sheet, copies of which are attached as exhibits to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements And Exhibits

(a) None

(b) None

(c) Exhibits. The following documents are filed as exhibits to the Form 8-K:

99.1	Presentation dated May 2005.
99.2	Company Fact Sheet dated May 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: May 12, 2005	By:	/s/ Victor M. Perez
By: Victor M. Perez
Chief Financial Officer